UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2009

                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                   000-27969                 94-3180138
----------------------------  ------------------------  ------------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)

                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 467-1900

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

     On January 15, 2009, Immersion Corporation (the "Company") entered into a Second Amendment to Lease (the "Amendment") with The Irvine Company LLC, as successor-in-interest to WW&LJ Gateways, Ltd. (the "Landlord"), pursuant to which the Company agreed to extend the term of its lease for the property located at 801 Fox Lane, San Jose, California until June 30, 2014. The basic rent for the extended term of the lease is as follows: (a) commencing July 1, 2010, the basic rent will be $41,948 per month; (b) commencing July 1, 2011, the basic rent will be $43,855 per month; (c) commencing July 1, 2012, the basic rent will be $45,285 per month; and (d) commencing July 1, 2013, the basic rent will be $47,191 per month. In addition, under the Amendment, the Landlord has agreed to fund up to $476,680.00 in tenant improvements for the premises.





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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2009                    IMMERSION CORPORATION

                                          By: /s/ Stephen M. Ambler
                                              ----------------------------------
                                              Stephen M. Ambler
                                              Chief Financial Officer and Vice
                                              President, Finance